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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 Current Report
                      Pursuant to Section 13 or 15d of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 19, 2003

                                  SPIEGEL, INC.

             (Exact name of registrant as specified in its charter)

         Delaware                       0-16126                36-2593917
(State or other jurisdiction of     (Commission file        (I.R.S. Employer
 incorporation or organization)         number)            Identification No.)

           3500 Lacey Road
          Downers Grove, IL                                      60515-5432
(Address of principal executive offices)                         (Zip Code)

                                 (630) 986-8800
              (Registrant's telephone number, including area code)

                                    No Change
          (Former name or Former address, if changed since last report)

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Item 7. Exhibits.

Attached hereto is a conformed copy of the Amended and Restated Loan and Security Agreement dated as of May 2, 2003, among the Company and certain of its subsidiaries, Bank of America, N.A., Fleet Retail Finance, Inc. and the CIT Group/Business Credit, Inc. which sets forth the terms of the Company's $400 million debtor-in-possession (DIP) financing facility.

(c) Exhibits
    Exhibits 10.1   Amended and Restated Loan and Security Agreement dated as of
                    May 2, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                SPIEGEL, INC.
                                                (Registrant)

Dated: May 19, 2003                          By: /s/ James M. Brewster
                                                --------------------------------
                                                James M. Brewster
                                                Senior Vice President
                                                and Chief Financial Officer
                                                (Principal Accounting and
                                                Financial Officer)

EXHIBIT INDEX

Exhibit No.

   10.1             Amended and Restated Loan and Security Agreement dated as of
                    May 2, 2003.